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                                  Exhibit 10.4





      Order Fulfillment Agreement between 527403 British Columbia Limited and Registrant dated May 14, 1999.






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                ORDER FULFILLMENT AND CUSTOMER SUPPORT AGREEMENT

This Order Fulfillment and Customer Support Agreement (the "Agreement") is entered into and effective as of May 14, 1999 (the "Effective Date") by and between 527403 BRITISH COLUMBIA LIMITED., a Canadian corporation ("BC Ltd."), and DICOM IMAGING SYSTEMS, INC., a Nevada corporation ("Dicom").

WHEREAS Dicom has secured rights to image archiving and retrieval software for use in dental diagnostic procedures and for other applications;

WHEREAS BC Ltd. is a wholly owned subsidiary of Dicom;

WHEREAS BC Ltd. desires to act and Dicom desires that BC Ltd. act as its Technical Support Provider for the software;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

         1.1 "Software" means Dicom's imaging archiving and retrieval software program as described in EXHIBIT A, and any updates, modules or plug-ins developed by Dicom for the software and provided by Dicom throughout the term of this Agreement.

         1.2 "Field of Dentistry" means the general practice of dentistry and related subspecialties, including endodontics, periodontics, dental implant procedures, oral surgery, oral medicine, orthodontics, pediatric dentistry, and prosthodontics by dental professionals.

2. RIGHTS

          This Agreement is solely for the purpose of BC Ltd. fulfilling customer orders as directed by Dicom and providing customer support as directed by Dicom ("Customer Service"). BC Ltd. shall have no rights in the Software and no license in the software. The sole right and obligation that BC Ltd. shall have shall be to provide the Customer Service. BC Ltd. shall not have the right to manufacture and make copies of the Software, unless specifically so authorized by Dicom in writing. BC Ltd. shall have no authority to modify the packaging of the Software and related EULA, as defined below, for distribution, but may make modifications to the Help routines, Set Up and Installation routines and Splash Screens as required. Except as contained in this Section 3, no right is granted to BC Ltd. to modify the Software.

         2.1 SALES PROHIBITED. While BC Ltd. may engage in marketing and customer service for Dicom, it is prohibited from selling any Dicom product to any end user, other than the Customer Support Contracts. All other sales must be referred to Dicom for processing and completion.




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         2.2 END USER LICENSE AGREEMENTS. Dicom will provide the Software to BC
Ltd. with Dicom's form of end user license agreement ("EULA") for the Software and BC Ltd. agrees that it will not modify or remove the EULA. BC Ltd. will distribute the EULA with every copy of the Software in a manner in which the end user is aware of the EULA and agrees to its terms.

         2.3 PROPRIETARY NOTICES. BC Ltd. will not alter or remove any copyright or trademark notices contained in the Software.

         2.4 OWNERSHIP. Dicom reserves and retains all right, title and interest in Dicom Confidential Information and to the Software, and any related patents, copyrights, and trademarks and BC Ltd. specifically disclaims ownership thereof.

         2.5 RIGHT TO SUE FOR INFRINGEMENT. Dicom reserves the sole right, at its sole discretion, to sue third parties for infringing the copyright or any other intellectual property rights in the Software.

         2.6 REVERSE ENGINEERING. BC Ltd. covenants not to decompile, reverse engineer or otherwise attempt to make derivative software based on the Software nor to assist any third party to do so.

3. PAYMENTS

         3.1 PAYMENTS TO BC LTD. BC Ltd. shall invoice Dicom on a monthly basis for the Customer Support provided under this Agreement (the "BC Ltd. Fee"). Dicom agrees to pay the BC Ltd. Fee promptly upon receipt, subject to verification. The BC Ltd. Fee shall be equal to $399 per Customer Service Contract sold and administered through BC Ltd. BC Ltd. shall bear its own expenses, though Dicom may advance such expenses as a credit against future BC Ltd. Fees.

         3.2 ACCOUNTING AND INSPECTION. Dicom is hereby granted the right to make an inspection of all accounts, books, invoices and records of BC Ltd. to determine if payments are properly due under Section 4.1 hereof and to verify any BC Ltd. Fee.

4. CONFIDENTIALITY

         4.1 Each party expressly undertakes to retain in confidence and to require all contractors to retain in confidence all information and know-how transmitted to such party that the disclosing party has identified as being proprietary and/or confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential. Without limiting the foregoing, all terms and conditions of this Agreement shall be considered confidential and shall not be disclosed (except to either party's attorneys and accountants on a need-to-know-basis) without prior written consent of the other party. The receiving party's obligation hereunder shall extend for five (5) years following the disclosure of the Confidential Information.

         4.2 EXCLUSIONS. Confidential information shall not include any information that: (i) is at the time of disclosure or subsequently becomes available without the receiving party's breach of any obligations owed the disclosing party; (ii) became known to the receiving party prior to the disclosing party's disclosure of such information to the receiving party; (iii) became known to the receiving party from a source other than the disclosing party other than by the breach of an obligation of confidentiality owed to the disclosing party; or (iv) is independently developed by the receiving party.




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5. WARRANTIES

         5.1 Dicom warrants and represents that:

                  5.1.1 It has the full power to enter into this Agreement and make the assignments and license rights set forth herein;

                  5.1.2 The Software does not knowingly infringe any patent held by any third party;

                  5.1.3 EXCEPT FOR THOSE WARRANTIES PROVIDED IN THIS SECTION 6.1, DICOM MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SOFTWARE. BC LTD. EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         5.2 BC Ltd. warrants and represents that:

                  5.2.1 It has the full power to enter into this Agreement; and

                  5.2.2 It will not use, display, perform, reproduce, publish, license, transmit or otherwise distribute the Software in a field other than in accordance with this Agreement

                  5.2.3 It, nor any of its employees or agents, will make any warranties or promises regarding the use of the Software other than those contained in the EULA.

6. INDEMNITY

         6.1 Dicom agrees to indemnify, defend, and hold BC Ltd. and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages, including attorneys' fees, (not including internal employee's wages) arising out of, or in connection with any claim arising out of Dicom's breach of any representation, warranty or covenant contained in this Agreement or any claim arising out of any distribution of the Software.

         6.2 BC Ltd. agrees to indemnify, defend, and hold Dicom and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages, including attorneys' fees, (not including internal employee's wages) arising out of, or in connection with any claim arising out of Image Solution's breach of any representation, warranty or covenant contained in this Agreement.




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7. TERM AND TERMINATION

         7.1 TERMINATION. Except as otherwise provided in this Section 8.1, this Agreement shall continue in effect until Dicom tenders written notice to BC Ltd. of its desire to cancel this Agreement ("Termination Notice") which notice shall be immediately effective upon receipt. BC Ltd. has no right to terminate this Agreement. In the event of a Termination Notice, BC Ltd. agrees to immediately return any property of Dicom, including all copies of the Software and materials related thereto. BC Ltd. shall immediately cease and desist from all Customer Support upon receipt of a Termination Notice, or continue only for such period as provided in the Termination Notice.

         7.2 EFFECT OF TERMINATION.

                  7.2.1 In the event of termination of this Agreement for any reason, Dicom shall pay to BC Ltd. any unpaid or unbilled BC Ltd. Fees incurred through the term of this Agreement. Sections 5, 6, 7, 8, 9 and 10 will survive the termination of this Agreement.

                  7.2.2 Upon termination of this Agreement, each party shall promptly return to the other party (or destroy upon receipt of such party's written instruction) all copies of any confidential information of the other party then in its possession, custody or control, regardless of medium, pursuant to Section 8.1 above.

8. LIMITATION OF LIABILITIES

EXCEPT FOR BREACHES OF SECTIONS 5 AND 7, NEITHER PARTY IS LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. GENERAL

         9.1 NOTICES. All notices and requests in connection with this Agreement are to be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

             To BC Ltd.:                     To Dicom:
             527403 BC Ltd.                  Dicom Imaging Systems, Inc.
             Attention: General Manager      Attention: Dr. David Gane
             15047 Marine Dr., Suite 201     1350 E. Flamingo Road, Suite 847
             Whiterock, BC Canada V4B1C5     Las Vegas, NV 89119

             With a copy to:                 With a copy to:
             Gary J. Kocher, Esq.            Jonathan Dariyanani
             Preston Gates & Ellis LLP       3100 Fulton St., Suite 4
             701 Fifth Avenue, Suite 5000    San Francisco, California 94118
             Seattle, Washington 98104       Tel: (415) 668-0371
             Tel: (206) 623-7580             Fax: (415) 831-2232
             Fax: (206) 623-7022

or to such other address as a party may designate pursuant to this notice provision.



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         9.2 INDEPENDENT CONTRACTORS. BC Ltd. and Dicom are independent contractors of each other, and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, or a joint venture between the parties.

         9.3 GOVERNING LAW. This Agreement is to be governed by the laws of the State of Nevada as though entered into between Nevada residents and to be performed entirely within the State of Nevada, and each party consents to jurisdiction and venue in the state and federal courts sitting in the State of Nevada. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

         9.4 NO ASSIGNMENT. This Agreement is binding upon and inures to the benefit of each party's respective successors and lawful assigns; provided, however, that that this Agreement may not be assigned, in whole or in part, without the prior written approval of both parties.

         9.5 MODIFICATIONS AND WAIVERS. No purported amendment, modification or waiver of any provision of this Agreement is binding unless set forth in a written document signed by all parties (in the case of amendments and modifications) or by the party to be charged (in the case of waivers). Any waiver is limited to the circumstance or event specifically referenced in the written waiver document and is not to be deemed a waiver of any other term or provision of this Agreement or of the same circumstance or event upon any recurrence of the waived activity.

         9.6 CONSTRUCTION. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

         9.7 ENTIRE AGREEMENT. This Agreement does not constitute an offer by Dicom and it is not effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the Software and all other subject matter hereof and merges all prior and contemporaneous communications.




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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the
Effective Date written above.


DICOM                                        BC LTD.


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Dicom Imaging Systems, Inc.                  527403 British Columbia Limited


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By (Sign)                                    By (Sign)


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Name (Print)                                 Name (Print)


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Title                                        Title


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Date                                         Date












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                                    EXHIBIT A

                             DESCRIPTION OF SOFTWARE

THE CORE PRODUCT, (IMAGE EXPLORER) IS A DICOM COMPLIANT WINDOWS BASED 32 BIT DENTAL IMAGE ARCHIVING SOFTWARE THAT CAPTURES IMAGES FROM A VARIETY OF SOURCES SUCH AS DIGITAL CAMERAS, INTRA ORAL CAMERAS, DIGITAL X-RAY, E-MAIL, INTERNET TRANSFERS, OPERATING MICROSCOPES OR ANY TWAIN COMPLIANT DEVICE, AND THEN STORES THEM IN A LOGICAL, EASY TO USE ELECTRONIC FILE CABINET SUCH THAT THE IMAGES CAN BE ACCESSED IN THE PATIENT FILE FOR REVIEW, COMPARISON, PRINTING, AND COMMUNICATION. THERE ARE OTHER MODULES OR PLUG-INS THAT WE HAVE DESIGNED TO ENHANCE THE ABILITY OF THE IMAGE EXPLORER SOFTWARE PROGRAM. THEY ARE AS FOLLOWS:

IMAGE EDITOR: ALLOWS THE USER TO ENHANCE THE CAPTURED IMAGES WITHOUT ALTERING THE IMAGE FROM ITS ORIGINAL STATE. THIS MAY INCLUDE SUCH ACTIONS AS COLOR ENHANCEMENT, SHARPEN, SOFTEN, CROPPING, ROTATING AND FLIPPING TO NAME A FEW.

LAB R/X: A LAB MODULE THAT OPTIMIZES COMMUNICATION BETWEEN THE DENTIST AND THE LABORATORY TECHNICIAN ESPECIALLY WITH RESPECT TO ESTHETIC RESTORATIONS, VISUALLY PRESCRIBING PORCELAIN PROCEDURES TO BE PERFORMED BY THE LAB. IT PROVIDES THE LAB TECHNICIAN ALL THE INFORMATION NECESSARY TO CREATE A QUALITY PRODUCT FOR THE DENTIST AND PATIENT IN AN ACCURATE AND CONCISE MANNER. LAB R/X GENERATES AN ENHANCED ELECTRONIC PRESCRIPTION AS EITHER A PRINT REPORT OR AN ELECTRONIC FILE. LAB R/X ALSO PROVIDES THE INTERFACE FOR THE NEW "DENTAL COLOR ANALYZER." THIS UNIT ENABLES THE DENTIST AND HE LAB TO ACCURATELY COLOR MAP TEETH TO THE CURRENT SHADE GUIDES. LAB R/X ALSO GIVES THE DENTIST THE ABILITY TO COLOR MAP THE TEETH MANUALLY THROUGH THE USE OF A DROP DOWN TABLE THAT HARBORS THE CURRENT TABLES OF THE SHADE GUIDES.

DIGITAL X-RAY: AN X-RAY MODULE THAT ALLOWS THE DENTIST TO ACQUIRE X-RAY IMAGES OF THE PATIENT INTO IMAGE EXPLORER VIA DIRECT ACQUISITION OR BY FILM SCANNING DEVICES. THE RADIOGRAPHIC IMAGING TOOLS ALLOWS THE DENTIST TO ENHANCE THE RADIOGRAPH FOR IMPROVED DIAGNOSIS, MEASURE AREAS OF HE RADIOGRAPH, ATTACH DIAGNOSIS NOTES, AND COMMUNICATE WITH COLLEAGUES VIA PRINT OR MODEM. IF THE DENTIST ALREADY HAS A DIGITAL X-RAY SYSTEM, IMAGE EXPLORER WILL ALLOW THE USER TO VIEW, ENHANCE, PRINT AND COMMUNICATE THOSE EXISTING IMAGES USING THE DENTISTRY WIDE STANDARD INTERFACE.

WHITENER: WHITENER IS AN ADDITIONAL ADD-ON MODULE TO IMAGE EXPLORER. WHITENER IS A VERY EASY TO USE MODULE WHICH QUICKLY IDENTIFIES THE TEETH IN AN IMAGE AND LIGHTENS THEM TO SIMULATE A BLEACHING SIMULATION. TOOTH WHITENING OR BLEACHING IS ONE OF THE FASTEST GROWING PROCEDURES IN DENTISTRY AND THIS MODULE ALLOWS THE PATIENT TO SEE WHAT THEY CAN LOOK LIKE BEFORE COMMITTING TO THE PROCEDURE.

IMAGE ENHANCER: IMAGE ENHANCER'S IMAGE MANIPULATION TOOLS SHOW THE PATIENT WHAT HE OR SHE COULD LOOK LIKE WITH AN ALTERATION TO THEIR SMILE BEFORE COMMITTING TO THE ACTUAL DENTISTRY. THE DENTIST CAN THEN SEND THE PATIENT'S IMAGE TO THE LABORATORY ALONG WITH THE PRESCRIPTION SO THE TECHNICIANS MAKING THE RESTORATION WILL BE ABLE TO VIEW THE PROPOSED CHANGES. THIS REDUCES REMAKES AND PROVIDES A COMPLETE COMMUNICATION LINK BETWEEN THE PATIENT, DENTIST AND LABORATORY. WITH IMAGE ENHANCER, THE DENTIST CAN SIMULATE A COMPLETE RANGE OF DENTAL PROCEDURES, INCLUDING BLEACHING, BONDING, VENEERS, IMPLANTS, AMALGAM REPLACEMENT AND ORTHODONTICS.





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